UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2026

BEAM GLOBAL
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53204	26-1342810
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6370 Nancy Ridge Drive, Suite 105, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 321-2223
___________________________________________________
(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BEEM	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Share Sale and Purchase Agreement

On October 6, 2026, Beam Global (the “Company”) entered into a Share Sale and Purchase Agreement (the “Purchase Agreement”) with the shareholders of ScoutDI AS, a Norwegian private limited liability company (“ScoutDI”), identified therein (collectively, the “Sellers”), and Husteli AS, as representative of the Sellers (the “Sellers’ Representative”). ScoutDI develops and supplies drones and specialized planning, analysis and reporting solutions to industrial inspection service providers in the oil and gas and maritime sectors. Pursuant to the Purchase Agreement, and subject to the terms and conditions set forth therein, the Company agreed to acquire all of the issued and outstanding shares of ScoutDI (the “Transaction”), following which ScoutDI will become a wholly owned subsidiary of the Company. Capitalized terms used but not defined in this Current Report on Form 8-K have the meanings given to them in the Purchase Agreement.

The aggregate base purchase price payable at closing is $24,000,000 (the “Base Purchase Price”), subject to customary post-closing adjustments for cash, debt, working capital and transaction expenses.

The Base Purchase Price is payable 10% in shares of the Company’s common stock, valued at the volume-weighted average price of the common stock for the five trading days ending on the trading day before signing, and 90% in cash, with 15% of the Base Purchase Price deposited into escrow for 18 months to secure the Sellers’ obligations. Sellers may elect to receive additional shares in lieu of cash. Share issuances under the Purchase Agreement are capped at the number of shares issuable without stockholder approval under Nasdaq Listing Rule 5635 (the “Share Cap”), with any excess paid in cash.

The Sellers are also eligible to receive earn-out payments based on the revenue of the ScoutDI business for fiscal years 2026 and 2027. For fiscal 2026, the target earn-out is $2,400,000. No 2026 earn-out is payable if revenue is less than $3,500,000. If revenue is $3,500,000, the Sellers earn 10% of the target, increasing on a straight-line basis to 100% of the target if revenue reaches $3,800,000. For revenue above $3,800,000, the Sellers earn an additional $2.00 for each $1.00 of revenue, up to revenue of $4,500,000, resulting in a maximum 2026 earn-out of $3,800,000. For fiscal 2027, the Sellers are eligible to receive $2.00 for each $1.00 of revenue above $4,000,000, subject to the terms and limitations of the Purchase Agreement. Each Seller may elect to receive its earn-out payments in cash or in shares of the Company’s common stock, subject to the Share Cap.

The Purchase Agreement contains customary representations and warranties of the Sellers and the Company. The Sellers have agreed to customary covenants, including to cause ScoutDI to conduct its business in the ordinary course prior to closing, not to solicit or negotiate alternative acquisition proposals, and to provide financial information and auditor cooperation required for the Company’s SEC reporting. Closing is subject to customary conditions, including the Company’s receipt of the ScoutDI financial statements required for its SEC reporting and the absence of a material adverse effect on ScoutDI.

The Sellers have agreed, severally and not jointly, to indemnify the Company for breaches of their representations, warranties and covenants and for certain specified matters, subject to customary thresholds, caps and other limitations set forth in the Purchase Agreement.

The Purchase Agreement may be terminated prior to closing by mutual written agreement, by either the Company or the Sellers’ Representative upon an uncured material breach by the other side, or by either the Company or the Sellers’ Representative if closing has not occurred by November 4, 2026, subject to extension by mutual agreement.

The shares of common stock issuable under the Purchase Agreement are expected to be issued in reliance on the exemption from registration provided by Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Purchase Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, ScoutDI or the Sellers. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and as of specific dates, were solely for the benefit of the parties thereto, may be subject to limitations agreed upon by the parties, including qualification by confidential disclosures made for purposes of allocating contractual risk between the parties instead of establishing matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of any party. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above regarding shares of common stock issuable under the Purchase Agreement is incorporated herein by reference. Such shares will be offered and issued to non-U.S. persons in offshore transactions in reliance on Regulation S under the Securities Act and have not been registered under the Securities Act or any state securities laws.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the expected timing and completion of the Transaction, the form and amount of consideration and potential earn-out payments. These statements are subject to risks and uncertainties, including the possibility that the conditions to closing are not satisfied or waived on a timely basis or at all, the Company’s ability to fund the cash consideration, and the other risks described in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially, and the Company undertakes no obligation to update any forward-looking statement, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Share Sale and Purchase Agreement, dated October 6, 2026, by and among Beam Global, the shareholders of ScoutDI AS named therein and Husteli AS, as Sellers’ Representative.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K, and certain identified information has been omitted pursuant to Item 601(b)(2)(ii) of Regulation S-K because it is not material and is the type of information that the Company treats as private or confidential. The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAM GLOBAL

Dated: October 7, 2026	By:	/s/ Lisa A. Potok
	Name:	Lisa A. Potok
	Title:	Chief Financial Officer